INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2015	2014
Deferred tax assets:
Net operating loss carryover	$11,066	$9,466
Stock-based compensation	3,768	3,372
Other	(60)	—
Tax credits	456	443
Total deferred tax assets	15,230	13,281
Less: valuation allowance	(15,230)	(13,281)
Net deferred tax assets	$—	$—

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2015 and 2014 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) are as follows:

	2015	2014
Statutory federal income tax rate	-34.0%	-34.0%
Non-deductible items	0.1%	0.0%
Adjustment for R&D Credit	-0.2%	0.2%
Valuation allowance	34.1%	33.8%
Effective income tax rate	—%	—%